UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  September 10, 2009

KIT DIGITAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-25659	11-3447894
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

168 Fifth Avenue, Suite 301	10010
New York, New York	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:  (646) 502-7484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR240.13e-4(c))

CURRENT REPORT ON FORM 8-K

KIT digital, Inc.

September 10, 2009

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) We announced on September 10, 2009, that Robin Smyth, a member of our board of directors since December 2003 and our chief financial officer, at times, from December 2003 through April 2009, will return to the position of chief financial officer effective September 28, 2009.  Mr. Smyth will reassume the position currently held by Jonathan Hirst.  For biographical information concerning Mr. Smyth, please see the section titled “Management” in our Final Prospectus dated August 12, 2009, filed with the U.S. Securities and Exchange Commission on August 13, 2009.

The information contained in our press release, dated September 10, 2009, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by KIT digital, Inc. on September 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIT DIGITAL, INC.

Date: September 11, 2009	By:	/s/ Kaleil Isaza Tuzman
Kaleil Isaza Tuzman
Chairman and Chief Executive Officer